Exhibit 3.2

Ministry of Finance	Mailing Address:	Location:
Corporate and Personal	PO BOX 9431 Stn Prov Govt.	2nd Floor - 940 Blanshard St.
Property Registries	Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca		250 356-8626

Notice of Articles	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
BUSINESS CORPORATIONS ACT
LIZ MUELLER
June 24, 2005

This Notice of Articles was issued by the Registrar on: June 24, 2005 03:17 PM Pacific Time

Incorporation Number: BC0720538

Recognition Date and Time: April 1, 2005 12:00 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

LIONS GATE ENTERTAINMENT CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
2200 - 1055 W HASTINGS ST	2200 - 1055 W HASTINGS ST
VANCOUVER BC V6E 2E9	VANCOUVER BC V6E 2E9
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
2200 - 1055 W HASTINGS ST	2200 - 1055 W HASTINGS ST
VANCOUVER BC V6E 2E9	VANCOUVER BC V6E 2E9
CANADA	CANADA

Page: 1 of 4

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
EVRENSEL, ARTHUR

Mailing Address:	Delivery Address:
2200-1055 WEST HASTINGS ST.	2200-1055 WEST HASTINGS ST.
VANCOUVER BC V6E 2E9	VANCOUVER BC V6E 2E9
CANADA	CANADA

Last Name, First Name, Middle Name:
Bacal, Norman

Mailing Address:	Delivery Address:
SUITE 2600	SUITE 2600
ROYAL BANK PLAZA	ROYAL BANK PLAZA
200 BAY ST. SOUTH TOWER	200 BAY ST. SOUTH TOWER
TORONTO ON M5J 2J4	TORONTO ON M5J 2J4
CANADA	CANADA

Last Name, First Name, Middle Name:
CRAIG, DREW

Mailing Address:	Delivery Address:
2200 - 1055 WEST HASTINGS ST.	2200 - 1055 WEST HASTINGS ST.
VANCOUVER BC V6E 2E9	VANCOUVER BC V6E 2E9
CANADA	CANADA

Last Name, First Name, Middle Name:
FELTHEIMER, JON

Mailing Address:	Delivery Address:
SUITE 200	SUITE 200
2700 COLORADO BLVD.	2700 COLORADO BLVD.
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
KOFFMAN, MORLEY

Mailing Address:	Delivery Address:
2200 - 1055 WEST HASTINGS ST.	2200 - 1055 WEST HASTINGS ST.
VANCOUVER BC V6E 2E9	VANCOUVER BC V6E 2E9
CANADA	CANADA

Last Name, First Name, Middle Name:
LINK, ANDRE

Mailing Address:	Delivery Address:
2200 - 1055 WEST HASTINGS ST.	2200 - 1055 WEST HASTINGS ST.
VANCOUVER BC V6E 2E9	VANCOUVER BC V6E 2E9
CANADA	CANADA

Page: 2 of 4

Last Name, First Name, Middle Name:
SLOAN, HARRY

Mailing Address:	Delivery Address:
SUITE 200	SUITE 200
2700 COLORADO BLVD.	2700 COLORADO BLVD.
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
TOBIN, BRIAN

Mailing Address:	Delivery Address:
2200 - 1055 WEST HASTINGS ST.	2200 - 1055 WEST HASTINGS ST.
VANCOUVER BC V6E 2E9	VANCOUVER BC V6E 2E9
CANADA	CANADA

Last Name, First Name, Middle Name:
SIMM, DARYL

Mailing Address:	Delivery Address:
SUITE 200	SUITE 200
2700 COLORADO BLVD.	2700 COLORADO BLVD.
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
PATERSON, SCOTT

Mailing Address:	Delivery Address:
2200 - 1055 WEST HASTINGS ST.	2200 - 1055 WEST HASTINGS ST.
VANCOUVER BC V6E 2E9	VANCOUVER BC V6E 2E9
CANADA	CANADA

Last Name, First Name, Middle Name:
AMIN, MARK

Mailing Address:	Delivery Address:
SUITE 200	SUITE 200
2700 COLORADO BLVD.	2700 COLORADO BLVD.
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
BURNS, MICHAEL

Mailing Address:	Delivery Address:
SUITE 200	SUITE 200
2700 COLORADO BLVD.	2700 COLORADO BLVD.
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Page: 3 of 4

AUTHORIZED SHARE STRUCTURE

1. 500,000,000	Common Shares	Without Par Value

With Special Rights or Restrictions attached

2. 200,000,000	Preference Shares	Without Par Value

With Special Rights or Restrictions attached

1. 1,000,000	5.25% Convertible Redeemable Preferred Shares, Series A	Special Rights or Restrictions are attached

2. 10	Preferred Shares, Restricted Voting, Non-Transferable, Series B	Special Rights or Restrictions are attached

Page: 4 of 4